[letterhead]

                                U.S. Department of Housing and Urban Development New York State Office
                                Jacob K. Javits Federal Building
                                26 Federal Plaza
                                New York, New York 10278-0068


                                  July 24, 1996


Mr. Daniel Silverman
Executive Vice President
Community Home Mortgage Corporation
45 Executive Drive
Plainview, NY 11803

Dear Mr. Silverman:

         This will confirm that your office is approved to underwrite and close mortgage loans, including Section 203 (k) loans, under the Direct Endorsement Program without prior HUD review.

         You are reminded that participation in the Direct Endorsement Program is a privilege accorded only to mortgagees who continue to demonstrate the ability to originate mortgage loans in accordance with HUD underwriting policy. Accordingly, should the mortgage loans submitted for Direct Endorsement indicate unsatisfactory underwriting, this privilege will be reduced or withdrawn.

                                            Sincerely,

                                            /s/ Stann Kaplan
                                            ------------------------------
                                            Stann Kaplan
                                            Acting Chief, Single Family
                                            Production Branch

         Visit our Web Site at: http://www.hud.gov/local/nyn/nyopen.html